UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)

(561) 365-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Financial Information

In connection with the potential offering described below, Carrier Global Corporation (the “Company”) provided potential investors with certain financial information regarding the climate solutions business of Viessmann Group GmbH & Co. KG (the “VCS Business”), including (1) audited annual financial information, consisting of a combined statement of financial position as of December 31, 2022 and a combined statement of income, combined statement of cash flows and combined statement of net investment for the twelve months ended December 31, 2022, together with the notes thereto, the report of the VCS Business’s auditor thereon, and a reconciliation to U.S. GAAP (the “Audited VCS Business Financial Information”), (2) unaudited interim financial information, consisting of a combined statement of financial position as of September 30, 2023 and a combined statement of income, combined statement of cash flows and combined statement of net investment for the nine months ended September 30, 2023, together with the notes thereto and a reconciliation to U.S. GAAP (the “Unaudited VCS Business Financial Information”), and (3) unaudited pro forma condensed combined financial information as of and for the twelve months ended December 31, 2022 (the “Unaudited Pro Forma Financial Information,” and together with the Audited VCS Business Financial Information and the Unaudited VCS Business Financial Information, the “Financial Information”).

The unaudited pro forma condensed combined financial information of the Company and the VCS Business as of and for the twelve months ended December 31, 2022 is derived from the Company’s historical consolidated financial statements and the VCS Business’s audited combined financial statements, prepared specifically for the purpose of the Company’s previously announced acquisition (the “Acquisition”) of the VCS Business and the financing thereof (collectively, the “Transactions”). The historical financial statements of the Company and the VCS Business have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events which are necessary to account for the Transactions, in accordance with the applicable guidance of the Securities and Exchange Commission. The pro forma adjustments represent the Company’s best estimates and are based upon currently available information and certain adjustments, assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only, and does not purport to reflect what the Company’s financial position or results of operations would have been had the Acquisition been completed as of the dates assumed for purposes of this financial information, nor does it reflect the financial position or results of operations of the Company following the Acquisition, if consummated. The results and balances reflected in the unaudited pro forma condensed combined financial information are not intended to be a projection of future financial position or results of operations of the Company following the completion of the Transactions, which may vary materially from the results reflected.

The Financial Information is attached hereto as Exhibits 99.1, 99.2 and 99.3, each of which is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Proposed Offering of Notes

In connection with the Acquisition, the Company has announced its intention to commence, subject to market and other customary conditions, a private offering of the Company's senior unsecured notes, in multiple tranches, denominated in U.S. dollars and euro.

If such offering is completed, the Company intends to use the net proceeds from such offering and sale, together with cash on hand, and borrowings under the Company’s credit facilities to fund the cash portion of the consideration for the Acquisition and to pay fees and expenses in connection with the Acquisition. The offering, however, is not conditioned upon the completion of the Acquisition, which, if completed, will occur subsequent to the closing of the offering of the notes. The notes will be subject to a special mandatory redemption if the Acquisition is not consummated.

Any such offering will be made only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “pro forma,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained herein are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed offering of the notes, the expected timing for the closing of the proposed offering and the Acquisition, the parties’ ability to successfully consummate the Acquisition, our ability to obtain the requisite financing to complete the Acquisition, the expected future results and benefits of the Acquisition. These statements are based upon management’s estimates and assumptions that are inherently uncertain and involve known and unknown risks and uncertainties, many of which are beyond our control and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, current capital and debt market conditions; our ability to consummate the proposed offering of the notes on acceptable terms or at all; the satisfaction of the conditions to the closing of the Acquisition, including the risk that regulatory clearances are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the closing of the Acquisition; risks related to disruption of management time from ongoing business operations due to the proposed Acquisition; transaction costs and expenses associated with the Acquisition; the failure to realize the benefits expected from the Acquisition; a decline in the price of our securities following the Acquisition if it fails to meet the expectations of investors or securities analysts; the effects of business disruption following the Acquisition; our ability to effectively integrate the VCS Business into our operations; unknown liabilities; and those other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other reports with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or our underlying assumptions prove incorrect, actual results may differ materially from those reflected in our forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements. Statements in this communication are made as of the date hereof, and we disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

99.1	Audited VCS Business Financial Information.
99.2	Unaudited VCS Business Financial Information.
99.3	Unaudited Pro Forma Financial Information.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

Date: November 13, 2023	By:	/s/ Patrick Goris
Patrick Goris Senior Vice President and Chief Financial Officer